LEASE MODIFICATION

This LEASE MODIFICATION, made this 1 day of March, 1995 by and between Glades Twin Plaza Limited, a Florida Limited Partnership, as Landlord and Earth Care Products of America, Inc., a Florida Corporation, as
Tenant:
WITNESSETH:
WHEREAS, by Lease bearing date October 18, 1993, Landlord let to Tenant the following premises and appurtenances:
Approximately 2,470 ft rentable square feet located on the fourth floor of the office building known as Suite 440W located at 2300 Glades Road, Boca Raton, Palm Beach county, Florida for a term of five (5) years commencing on December 1,1993 and ending on November 30, 1998, to which lease reference is made for all and singular the terms, conditions and provisions thereof; and WHEREAS, in consideration of the mutual benefits to be derived, the parties hereto modify said lease as hereinafter set forth;
WHEREAS, Tenant has expanded into adjacent space of 795 rentable square feet for a total of 3,265 rentable square feet; and NOW, THEREFORE, it is mutually understood and agreed as follows:
1. Effective March 1, 1995 the Base Rent and CAM shall be as follows plus applicable Florida sales tax (6%):

03/01/95 3,265 @  $8.92 plus CAM $6.65 & Sales Tax = $4,490.52
12/01/95 3,265 @  $9.37 plus CAM Pro Rata & Sales Tax =
12/01/96 3,265 @  $9.83 plus CAM Pro Rata & Sales Tax =
12/01/97 3,265 @ $10.33 plus CAM Pro Rata & Sales Tax =


2.      Security Deposit held shall be in the amount of $4,490.52.
3. Provided this Lease is not otherwise in default and has never been in default, Tenant shall have the option to renew the within Lease at the same terms and conditions except as to rental rate, tenant improvements, Operating Expense cap and renewal option, for an additional term of five (5) years upon giving one hundred eighty (180) days prior written notice to Landlord.
4. All other Terms and Conditions of the above referenced Lease shall remain in full force and effect.
5. Waiver of Defenses and Claims. Tenant does hereby confirm and ratify, that, as of the date hereof, the Lease Agreement is in good standing, in full force and effect, and that Tenant has no set-offs, counter claims or cross claims against Landlord.

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_
IN WITNESS WHEREOF, the parties hereto have executed this Lease
Modification the day and year first above written.
BY:
Landlord: Glades Twin Plaza Limited,
A Florida Limited Partnership
By: /s/ Walter J. Mackey
Walter J. Mackey
Vice President, General Partner

TENANT: Earth Care Products of
America, Inc., a Florida
Corporation
By: /s/ David Farrow
David Farrow
Title:         President

GLADES TWIN PLAZA
STANDARD OFFICE LEASE


THIS LEASE, dated 10/18/93, for purposes of reference only, is made and entered into by and between GLADES TWIN PLAZA, a registered fictitious name ("Landlord"), and Earth Care Products of America, Inc., a Florida Corporation ("Tenant").
WITNESSETH :
Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord the Premises described in paragraph l (b) below for the term and subject to the terms, covenants, agreements and conditions hereinafter set forth, to each and all of which Landlord and Tenant hereby mutually agree.
1. DEFINITIONS: Unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified:

(a) The term "Office Center" shall mean the real property described on "Exhibit A" attached hereto occupied by two buildings designated as the "East Building" and the "West Buildings, (collectively, the "Buildings") known as GLADES TWIN PLAZA, located at 2300 Glades Road, Boca Raton, Florida.
(b) The Term "Premises" shall mean the portion of the Office Center located in the East Building or West Building as specified in the Basic Lease Information which is outlined in red on the floor plan(s) attached hereto as "Exhibit C."
(c) The term "Operating Expenses" shall mean the amount of all of Landlord"s costs and expenses incurred in connection with the operation and maintenance of the Office Center for a particular calendar year as determined by Landlord in a consistent manner, including by way of illustration and not limitation: all general real estate taxes and all special assessments levied against the Office Center (hereinafter called "real estate taxes"), other than penalties for late payment; costs and expenses of contesting the validity or amount of real estate taxes; insurance premiums, water, sewer, electrical and other utility charges other than the separately billed electrical and other charges paid by Tenant as provided in this Lease; service and other charges paid in connection with the operation and maintenance of the elevator and the heating, ventilation and air conditioning system; cleaning and other janitorial services; tools and supplies repair costs; landscape maintenance costs; security services; licensee, permit and inspection fees; management fees; wages and related employee benefits payable for the maintenance and operation of the Office Center; and in general all other costs and expenses which would, under generally accepted accounting principles, be regarded as operating and maintenance costs and expenses, including those which would normally be amortized over a period not to exceed five (5) years. Operating Expenses shall also include the cost or portion thereof reasonably allocable to the Office Center, of any capital improvement made to the Office Center by Landlord after the date of this Lease which is required under any governmental law or regulation that was not applicable to the Office Center at the time it was constructed, with such cost being amortized over such period of time and in such manner as Landlord shall reasonably determine, together with interest on such cost or the unamortized balance thereof at the rate of twelve percent (12%) per annum.
(d)     The term "Rent" shall mean the sum of the Base Rent, as defined in
Section 3 (a) hereof, "Operating Expense Reimbursement" as defined in
Section 3 (a)(2) hereof, and any other additional rent as specified herein.
(e) The term "Tenant"s Percentage Share" shall mean the percentage figure specified in the Basic Lease Information. Landlord and Tenant acknowledge that Tenant"s Percentage Share has been obtained by dividing the Rentable Area of the premises, as specified in the Basic Lease Information, by the total Rentable Area of the Buildings, which Landlord and Tenant agree is 99,874 square feet, and multiplying such quotient by 100,

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:

2. TERM; COMPLETION OF IMPROVEMENTS: The term of this Lease shall commence and, unless terminated as hereinafter provided, shall end on the dates respectively specified In the Basic Lease Information. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant at the commencement of said term, as above specified, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event, subject to any contrary provisions In "Exhibit B" attached hereto, rental shall be waived for the period between the commencement of said term and the time when Landlord can deliver possession.


(b) In the event the Premises are ready for occupancy prior to the date set forth in the Basic Lease Information for the commencement of the term of the Lease, Tenant shall have the right to take early occupancy of the Premises on such date as Landlord and Tenant shall agree, and Tenant shall occupy the Premises under the terms, conditions and provisions of this Lease until the term of the Lessee shall commence. Notwithstanding the foregoing provisions of this paragraph 2 above. the term of the Lease shall commence on the first day of the month following that in which possession is given.
3.      RENT:

(a) Tenant shall pay in advance on the first day of each month during the term hereof the following sums:

(i)     Base Rent.

(A)     Initial Base Rent. The Base Rent payable during the first twelve
(12) month period from the commencement of the term shall be the sum specified in the Basic Lease Information as the Initial Base Rent. If Tenant"s possession commences on other than the first day of the month, Tenant shall occupy the Leased Premises under the terms, conditions and provisions of this Lease, and the pro rata portion of the monthly rent, for said month, shall be paid, and the term of this Lease shall commence on the first day of the month following that in which possession is given.

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(ii)    Operating Expense Reimbursement. Tenant agrees to pay as
Operating Expense Reimbursement, prorated {or that part of the term within the applicable calendar year, Tenant"s Percentage Share of the total amount of the annual Operating Expenses.
Payment of Tenant"s Percentage Share of Operating Expenses. Tenant"s Percentage Share of Operating Expenses for each calendar year (herein referred to as Annual Operating Expense Reimbursement) shall be estimated annually by Landlord and written notice thereof shall be given to Tenant prior to the beginning of each calendar year. Tenant shall additionally pay to Landlord each month at the same time the monthly installment of Base Rent is due, an amount equal to one-twelfth (1/12th) of the estimated Annual Operating Expense Reimbursement. The estimated Annual Operating Expense for the calendar year that includes the Lease Commencement date and the Tenant"s corresponding estimated Annual Operating Expense Reimbursement is indicated in the Basic Lease Information.

Increases in Estimated Annual Operating Expense Reimbursement. If real estate taxes, the cost of utility or Janitorial services, or other Operating Expenses increase during a calendar year, Landlord may increase the estimated Annual Operating Expense Reimbursement during such year by giving Tenant written notice of that effect, and thereafter Tenant shall additionally pay to Landlord, in each of the remaining months of such year, an amount equal to the amount of such Increase in the estimated Annual Operating Expense Reimbursement divided by the number of months remaining in such year.

Adjustment to Actual Annual Operating Expense Reimbursement. After the end of each calendar year, Landlord shall prepare and deliver to Tenant a statement showing Tenant"s actual Annual Operating Expense Reimbursement, determined by multiplying Tenant"s Percentage Share by the actual Operating Expenses for the calendar year just ended. Within thirty (30) days after receipt of the aforementioned statement, Tenant shall pay to Landlord, or Landlord will credit against the next rent payment or payments due from Tenant, as the case may be, the difference between tenant"s actual Annual Operating Expense Reimbursement for the preceding calendar year and the estimated amount paid by Tenant during such year. If this Lease shall commence, expire or be terminated on any date other than the last day of a calendar year, then Tenant"s Annual Operating Expense Reimbursement for such partial calendar year shall be prorated on the basis of the number of days during the year this Lease was in effect in relation to the total number of days in such year.

Improved Operating Efficiency. If Landlord shall, at any time after the Commencement Date, install a laborsaving device or other equipment, which improves the operating efficiency of any system within the Building (such as an energy management computer system) and thereby limits Operating Expenses or the cost of electricity to operate the building, or limits future increases in Operating Expenses or electrical costs, then Landlord may add to Operating Expenses an annual amortization allowance equal to the costs of such equipment, together with interest at the rate of twelve percent (12%) per annum on the unamortized balance thereof, amortized in equal installments over such period a. Landlord shall reasonably determine; provided, however, that the amount of such annual amortization allowance and interest shall not exceed the annual cost or expense limitation attributed by Landlord to such installed device or equipment, and in no event shall the sum of Tenant"s Annual Operating Expense Reimbursement plus the Cost of electricity paid for by Tenant be increased over what it would have been if such labor saving device or other equipment had not been installed.

(b) Tenant Verification. Tenant or its accountants after giving Landlord no less than five (5) business days advance written notice shall have the right to inspect and copy, at reasonable times and in a reasonable manner



________________________________________________________________________
________________________________________________________________________
_________________________-"3_ _-_
_       _
_
_
_a_t_ _L_a_n_d_l_o_r_d__ s_ _o_f_f_i_c_e_,_ _d_u_r_i_n_g_ _t_h_e_
_t_h_r_e_e_ _(_3_)_ _m_o_n_t_h_ _p_e_r_i_o_d_ _f_o_l_l_o_w_i_n_g_
_t_h_e_ _d_e_l_i_v_e_r_y_ _o_f_ _L_a_n_d_l_o_r_d__ s_
_s_t_a_t_e_m_e_n_t_ _o_f_ _t_h_e_ _a_c_t_u_a_l_ _a_m_o_u_n_t_ _o_f_
_O_p_e_r_a_t_i_n_g_ _E_x_p_e_n_s_e_s_ _s_u_c_h_ _o_f_ _L_a_n_d_l_o_r_d__
s_ _b_o_o_k_s_ _o_f_ _a_c_c_o_u_n_t_ _a_n_d_ _r_e_c_o_r_d_s_ _a_s_
_p_e_r_t_a_i_n_ _t_o_ _a_n_d_ _c_o_n_t_a_i_n_ _I_n_f_o_r_m_a_t_i_o_n_
_c_o_n_c_e_r_n_i_n_g_ _s_u_c_h_ costs and expenses in order to verify the amounts thereof. If Tenant shall dispute any item or items included in the determination of Operating Expenses for a particular fiscal year, and such dispute is not resolved by the parties hereto within seven (7) months after the statement for such year was delivered to Tenant, then Landlord or Tenant, provided Tenant has first paid its Annual Operating Expense Reimbursement including such disputed item or items, may, within thirty (30) days thereafter, request that a firm of independent certified public accountants selected by Landlord and reasonably acceptable to Tenant render an opinion as to whether or not the disputed item or items may properly be included in the determination of Operating Expenses for such year; and the opinion of such firm on the matter shall be conclusive and binding upon the parties hereto. The fees and expenses incurred in obtaining such an opinion shall be borne by the party adversely affected thereby; and if more than one item is disputed and the opinion adversely affects both parties, the fees and expenses shall be apportioned accordingly. If Tenant shall not dispute any item or items included in the determination of Operating Expenses for a particular fiscal year within three months (3) after the statement for such year was delivered to it, Tenant shall be deemed to have approved such statement.
(c) Service Charge. If any installment of Base Rent or additional rent provided for in this Lease, or any part thereof, is not paid by the due date, it shall be subject to a service charge of one and one-half percent (1 1/2%) of the unpaid rent due for each month or fraction thereof (or such lesser percentage a. may be the maximum amount permitted by law) until paid.
(d) Application of Payments. All sums due and payable pursuant to the terms and provisions of this Lease shall be payable only in lawful money of the United States of America which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, and shall be applied in the following order of priority:

(i) Charges and expenses resulting from Tenant"s failure to timely perform its obligations hereunder.
(ii)    Operating Expense Reimbursement.
(iii)   Additional rent and charges.
(iv)    Base Rent including adjustments thereto.

4. USE: The Premises shall be used for general office purposes and no other. Tenant shall not do or permit to be done in or about the Premises, nor bring, keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which is prohibited by the standard form of fire insurance policy, or will in any way increase the existing rate of or affect any fire or other insurance upon the Office Center or any of its contents, or cause a cancellation of any insurance policy covering the Office Center, or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants of the Office Center, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises or commit or suffer to be committed any waste in, on, or about the Premises. At no time during any given work day will the number of tenants, employees, agents or contract services personnel (collectively "Staff Personnel") on the Premises exceed on a continuing day to day basis the number of Staff Personnel specified in the basic Lease Information. A breach of this limitation of Staff Personnel is a basis for Landlord"s termination of this Lease.
5.      SERVICES :

(a) Landlord shall use good faith efforts to maintain the public and common areas of the Office Center, including lobbies, stairs, elevators, corridors and restrooms, the windows in the Buildings, the mechanical,

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plumbing and electrical equipment serving the buildings, and the structure itself in reasonably good order and condition except for damage occasioned by the act of the Tenant, which damage occasioned by the act of the Tenant, which damage shall be repaired by Landlord at Tenant"s expense.
and Sat.  8:00 AM to 12:00 Noon
(b)     Landlord shall use good faith efforts to furnish the Premises with
(1) electricity for lighting and the operation of office machines, (2) heat and air conditioning to the extent reasonably required for the comfortable occupancy by Tenant in its use of the Premises during the period from 8:00 AM to 6:30 PM Monday thru Friday except for Office Center Holidays or such shorter period and such temperature settings as may be prescribed by any applicable policies or regulations adopted by any utility or governmental agency, (3) elevator service, (4) lighting replacement (for building standard lights), (5) restroom supplies and
(6) janitor service Monday through Friday except Holidays Landlord shall not be in default hereunder or be liable for any damage directly or indirectly resulting from (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services (ii) failures to furnish or delay in furnishing any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Premises or to the Office
Center, or (iii) the limitation, curtailment, rationing or restrictions on use of water, electricity, gas or any other form of energy serving the Premises or the Office Center. Landlord shall use reasonable efforts diligently to remedy any interruption in the furnishing of such services.

    (c) Whenever heat generating equipment or lighting other than building standard lights are used in the Premises by Tenant which affect the temperature otherwise maintained by the air conditioning system, Landlord shall have the right, after notice to the Tenant, to install supplementary air conditioning facilities to the Premises, and the cost of such facilities and modifications shall be borne by Tenant. Tenant shall also pay as additional rent the cost of providing all cooling energy to the Premises in excess of that required for normal office use or during hours requested by Tenant when air conditioning is not otherwise furnished by Landlord. If office use in the Office Building, or if Tenant installs equipment requiring power in excess of that required for normal desk-top office equipment or normal copying equipment, Tenant shall pay for the cost of such excess power as additional rent together with the cost of installing any additional risers or other facilities that may be necessary to furnish such excess power to the Premises.
        (d) Electricity for lighting and the operation of office machines, and heat and air conditioning at times not specified above shall be furnished only at the request of Tenant, who shall request such service at least twenty-four (24) hours in advance and who shall bear the entire cost thereof. The cost of such additional service shall be reimbursed monthly with Base Rent.

(e) In the event Tenant requires such excess electricity, Landlord may require such electrical usage to be separately metered and Tenant shall be billed directly by the utility company or by the Landlord applying the average cost for the Building each month. The cost of installing such separate meters shall be paid by Tenant.

6. TAXES PAYABLE BY THE TENANT. In addition to the monthly rental and other charges to be paid by Tenant hereunder; (a) Tenant shall reimburse Landlord upon demand for any and all taxes paid (other than net income taxes) whether or not now customary or within the contemplation of the parties hereto upon, measured by or reasonably attributable to the cost or value of Tenant"s equipment, furniture, fixtures and other personal property located in the Premises or by the cost or value of any leasehold improvement made in or to the Premises by or for the Tenant, other than building standard tenant improvements made by Landlord, regardless of whether title to such improvements shall be in Tenant or Landlord; (b) Tenant agrees to pay monthly to the Landlord any sales, use or other tax, excluding State and/or Federal Income Tax, now or hereafter imposed upon any and all rents or other sums due and payable hereunder by the United States of America, the State, or any political subdivision thereof, notwithstanding the fact that such statute,


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ordinance or enactment imposing the same may endeavor to impose the tax on the Landlord.
7.      MAINTENANCE, ALTERATIONS, MECHANIC"S LIENS:

(a) Tenant, by its occupancy hereunder, accepts the Premises as being in good repair and condition. Tenant has no obligation to construct any improvements. Tenant shall maintain the Premises and every part there of in good repair and condition, damages by causes beyond the control of the Tenant, reasonable use, ordinary wear and tear excepted. Tenant, shall, at its own cost and expense, repair or replace any damage or injury to all or any part of the Premises caused by Tenant or Tenant"s agents, employees, invitees, licensees or visitors; provided, however, If Tenant fails to make the repairs or replacements promptly, Landlord may, at its option, make the repair or replacements and Tenant shall reimburse the cost to Landlord on demand.

(b) Tenant shall make no changes in or to the Premises of a material nature without Landlord"s prior written consent. Subject to the prior written consent of Landlord, and to the provisions of this paragraph, Tenant, at Tenant"s expense, and for Landlord"s benefit, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the Premises by using contractors or mechanics first approved by Landlord. All fixtures, paneling, partitions, railings and like installations, installed in the Premises at any time, either by Tenant or by Landlord In Tenant"s behalf, shall become the property of Landlord and shall remain upon and be surrendered with the Premises unless Landlord, by notice to Tenant no later than twenty (20) days prior to the date fixed as the termination of this Lease, elects to have them removed by Tenant, in which event, the same shall be removed from the Premises by Tenant forthwith, at Tenant"s expense. Nothing in this paragraph shall be construed to prevent Tenant"s removal of trade fixtures, but upon removal of any such trade fixtures from the Premises, or upon removal of other installations as may be required by Landlord, Tenant shall immediately, and at its expense, repair and restore the Premises to the condition existing prior to installation and repair any damage to the Premises or the Office Building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the Premises, after Tenant"s removal, shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord"s property, or may be removed from the Premises by Landlord at Tenant"s expense. Tenant shall, before making alterations, additions. installation~ or improvements, at its expense, obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Landlord and Tenant agrees to carry workman"s compensation, general liability, personal and property damage insurance as Landlord may require. Tenant agrees to obtain and deliver to Landlord, written and unconditional waivers of mechanic"s liens upon Tenant"s interest in the Premises and real property, and any mechanic"s liens filed in contravention of this agreement upon the interest of Landlord, for all work, labor and services to be performed and materials to be furnished in connection with such work, signed by all contractors, subcontractors, materialman and laborers to become involved in such work. Nothing herein shall be construed to give Tenant or any contractor, subcontractor, materialmen or laborer any right to a mechanic"s lien upon Landlord"s interest in the real property. Tenant shall at the and of the term hereof, surrender to Landlord the Premises and all alterations, additions and improvements thereto in the same condition as when received, ordinary wear and tear and damage by fire, Act of God or the elements excepted. Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof, except as specifically herein set forth. No representations respecting the condition of the Premises, or the Buildings have been made by Landlord to Tenant, except as specifically herein set forth.

8.      DAMAGE OR DESTRUCTION:

(a) If by fire, or other casualty, the Premises are totally destroyed, or the building in which the Premises is located is partially damaged or destroyed to the extent of fifty percent (50%) or more of the replacement cost thereof, even though the Premises may not be damaged,
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Landlord shall have the option of terminating this Lease, or any renewal thereof, by serving written notice upon the Tenant within thirty (30) days from the date of the casualty, and any prepaid rent shall be prorated as of time of destruction, and unearned rent refunded without interest.
(b) If by fire, or other casualty, the Premises are damaged or partially destroyed to the extent of twenty-five percent (25%) or more of the replacement cost thereof, and the provisions of (a) above are not applicable, then (1) if the unexpired term of the Lease is less than one
(1) year, excluding any unexercised renewal option, Landlord may either terminate this Lease by serving written notice upon Tenant within thirty
(30) days of the date of destruction, or Landlord shall restore the Premises, or (2) if the unexpired term of the Lease is more than one (1) year, including any exercised renewal option, Landlord shall restore the Premises.

(c) If by fire, or other casualty, the Premises are damaged, or partially destroyed to the extent of less than twenty-five percent (25%) of the replacement cost thereof, and the provisions of (a) above are not applicable, Landlord shall restore the Premises.

(d) In the event of restoration by Landlord, all rents paid in advance shall be proportioned as of the date of damage or destruction, and all rent thereafter accruing shall be equitably and proportionately adjusted according to the nature and extent of the destruction or damage, pending completion of rebuilding, restoration or repair. In the event the destruction or damage is so extensive as to make it unfeasible for the Tenant to conduct Tenant"s business on the Premises, the rent shall be completely abated until the Premises are restored by the Landlord, or until the Tenant resumes use and occupancy of the Premises, whichever shall first occur. The Landlord shall not be liable for any damage to, or any inconvenience or interruption of business of the Tenant, or any of its employees, agents or invitees occasioned by fire or other casualty.

(e) If the Premises are to be repaired under this section, Landlord shall repair at its cost, any injury or damage to the building in which the Premises is located and building standard tenant improvements in the Premises. Tenant shall pay the cost of repairing any other tenant improvements in the Premises, and shall be responsible for carrying such casualty insurance as it deems appropriate with respect to such other tenant improvements.

SUBROGATION: Landlord and Tenant shall each obtain from their respective insurers under all policies of fire, theft, public liability, workman"s compensation and other insurance maintained by either of them at any time, during the term hereof, insuring or covering the Office Center, or any portion thereof, or operations therein, a waiver of all rights of subrogation which the insurer of one party might have against the other party, and Landlord and Tenant shall each indemnify the other against any loss or expense, including reasonable attorneys" fees, resulting from the failure to obtain such waiver.

10. INDEMNIFICATION: Tenant hereby waives all claims against Landlord for damage to any property, or injury, or death of any person in, upon or about the Premises arising at any time and from any cause other than by reason of negligence, or willful act of Landlord, its employees or contractors, and Tenant shall hold Landlord harmless from any damage to any property, or injury to, or death of any person arising from the use of the Premises by Tenant, except such as is caused by negligence or willful act of Landlord, its contractors or employees. The foregoing indemnity obligation of Tenant shall include reasonable attorneys" fees, investigation costs and all other reasonable costs and expenses incurred by Landlord from the first notice that any claim or demand is to be made or may be made. The provisions of this section 10 shall survive the termination of this Lease with respect to any damage, injury or death the cause of which occurred prior to such termination.

11. COMPLIANCE WITH LEGAL REQUIREMENTS: Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force, or which, may hereafter be in force, with the requirements of any board of fire underwriters or other similar body now, or hereafter constituted, with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, as well as thee provisions of all recorded documents affecting the
Premises, insofar as any thereof relate to or affect the condition, use or occupancy of the Premises, excluding requirements of structural changes not related to or affected by improvements made by or for Tenant or by Tenant"s acts.

Assignment and Subletting: Tenant shall have no right to assign or sublet this lease without the prior consent of Landlord, such consent not to be unreasonably withheld if the written request for such consent complies with the provisions of this paragraph. Tenant"s request for consent to the assignment or subletting shall be accompanied, in a form acceptable to Landlord, by (a) an unconditional written offer by Tenant to Landlord to terminate this lease as of the commencement date of the proposed assignment or sublease, (b) a recent audited financial statement for the proposed assignee or sub tenant, (c) a written statement form the assignee or subtenant stating with particularity the nature of the business intended to be conducted on the Premises, and (d) the number of officers and employees expected to be located on the Premises and, (e) an unequivocal assumption of liability by the assignee or subtenant of the lease with the rental adjusted as follows: Upon such assignment (or upon subletting any of the Premises covered by this lease) the then base rent shall be automatically increased to reflect the then current fair market rental value of the Premises, but in no event shall the then Base Rent be decreased. Landlord shall have fifteen (15) days form receipt of (a) through (e) in which to notify Tenant of Landlord"s consent or refusal to give its consent give notice of its refusal to give such consent or accept Tenant"s offer to terminate within said fifteen (15) days, such consent shall be deemed granted by Landlord.

        The terms assignment or subletting, as used in this Lease, shall include any and all transfers of Tenant"s interest in this lease, whether voluntary or involuntary, including any lien upon Tenant"s interest, or any transfer by Tenant, any assignee or subtenant of Tenant, or by any receiver or trustee with jurisdiction over Tenant, a subsequent assignee or subtenant or its property.

Any sums or other economic consideration received by Tenant as a result of such subletting, whether denominated rentals under the sublease or otherwise, which exceed, in the aggregate, the total sums which Tenant is obligated to pay landlord under this lease (prorated to reflect obligations allocable to that portion of the premises subject to such subtenant) shall be payable to the Landlord as additional rental under this Lease without affecting or reducing any other obligation of Tenant hereunder..

Rules. Tenant shall faithfully observe and comply with the rules and regulations annexed to this lease and, after notice thereof, all reasonable modifications thereof and additions thereto, form time to time promulgated in writing by Landlord. Landlord shall not be responsible to Tenant for the nonperformance by other tenants or occupants of the Building or any of said rules and regulations, however, landlord will use its diligent efforts to enforce such rules and regulations.

14. Entry by Landlord: Landlord may enter the Premises at reasonable hours to (a) inspect the same, (b) exhibit the same to prospective purchasers, (c) determine whether Tenant is complying with all its obligations hereunder, (d) supply janitor service and any other service to be provided by Landlord to Tenant hereunder, (e) post notices of nonresponsibility, and (f) make repairs required of Landlord under the terms hereof or repairs to any adjoining space or utility services or make repairs, alterations, or improvements to any other portion of the Office Building; provided, however, that all such work shall be done as promptly as reasonably possible and so as to cause as little interference to tenant as reasonably possible. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant"s business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry. Landlord shall at all times have and retain a key with which to unlock all of the doors in, on or about the Premises (excluding Tenant"s vaults, safes, and similar areas designated in writing by Tenant in advance); and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or


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unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises, or any portion thereof.

15. EVENTS OF DEFAULT AND LANDLORD"S REMEDIES: All rights and remedies of the Landlord herein enumerated in the event of a default, shall be cumulative and nothing herein shall exclude any other right or remedy allowed by law,

(a) If any voluntary or involuntary petition or similar proceeding under any section or sections of any bankruptcy act shall be filed by or against Tenant, or any voluntary or involuntary proceeding in any court or tribunal shall be instituted to declare Tenant insolvent or unable to pay Tenant"s debts, then and in any such event Landlord may, if, Landlord elects, but not otherwise, and with or without notice of election, forthwith terminate this Lease, and, notwithstanding any other provisions of this Lease, Landlord shall forthwith, upon such termination, be entitled to recover damages in an amount equal to the present value of the rent, specified in Section 3 of this Lease, for the remainder of the stated term hereof, less the fair rental value of the Premises for the residue of the stated term.

(b) If the Tenant defaults in the payment of rent or in the prompt and full performance of any provision of this Lease (including rules and regulations) or if the leasehold interest of the Tenant be levied upon under execution or be attached by process of law, or if the Tenant makes an assignment for the benefit of creditors, or if a receiver be appointed for any property of the Tenant, or if the Tenant abandons the Premises, then and in any such event the Landlord may, if the Landlord so elects, but not otherwise. upon three (3) days" written notice of such election, either forthwith terminate this Lease and the Tenant"s right to possession of the Premises, or without terminating this Lease, forthwith terminate the Tenant"s right to possession of the Premises, but the Tenant shall remain liable for damages as permitted by law, and as provided for herein.
(c) Upon any termination of this Lease whether by lapse of time or otherwise, or upon any termination of the Tenant"s right to possession Without termination of the Lease, the Tenant shall surrender possession and vacate the Premise immediately, and deliver possession thereof to the Landlord and, without prejudice to any other remedy which Landlord may have, Tenant does hereby grant to the Landlord in such event, full and free license to enter into and upon the Premises (by picking locks and changing locks is deemed necessary by Landlord) with or without process of law to repossess the Premises, and to expel or remove the Tenant and any others who may be occupying or within the Premises and to remove any and all property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, without relinquishing the Landlord". rights to rent or any other right given to the Landlord hereunder, or by operation of law. Except for the three (3) day notice set forth in (b) above, the Tenant expressly waives the service of any other demand for the payment of rent or for possession and the service of any notice of the Landlord"s election to terminate this Lease or to re-enter the Premises, including any and every form of demand and notice prescribed by any statute or other law, and agrees that the simple breach of any covenant or provisions of this Lease, by the Tenant, shall, of itself, without the service of any notice or demand whatsoever, permit the exercise by Landlord of any of the remedies provided to Landlord hereunder.

If the Tenant abandons the Premises, or otherwise entitles the Landlord to so elect, and the Landlord elects to terminate the Tenant"s right to possession only, without terminating the Lease, the Landlord may a: the Landlord"s option enter into the Premises, remove the Tenant"s signs and other evidences of tenancy, and take and hold possession thereof as in Paragraph 15" provided, without such entry and possession terminating the Lease, or release the Tenant, in whole or in part, from the Tenant"s obligation to pay the rent hereunder {or the full term, and in any such case the Tenant shall pay forthwith to the Landlord, a sum equal to the entire amount of the rent specified In Section 3 of this Lease, for the remainder of the stated term, plus any other sums then due hereunder. Upon and after entry into possession without termination of the Lease, the Landlord shall use good faith efforts to relet the Premises, or any part thereof for the account of the Tenant to any person, firm or corporation other than the Tenant for such rent, for such time, and upon such terms as the Landlord, in the Landlord"s sole discretion,
-9-
shall determine, and the Landlord shall not be required to accept any tenant offered by the Tenant, or to observe any instructions given by Tenant about such reletting. In the event Landlord has other vacant or available office space in the Office Building, it shall not be deemed a breach of good faith for Landlord to favor or give preference to leasing its other vacant or available office space over the reletting of the Premises. In any such case, the Landlord may make repairs, alterations and additions in or to the Premises, and redecorate the same to the extent deemed by the Landlord necessary, or desirable, and the Tenant shall upon demand, pay the cost thereof, together with Landlord"s expenses of the reletting. If the consideration collected by the Landlord upon any such reletting for the Tenant"s account is not sufficient to pay monthly the full amount of the rent reserved in this Lease, together with the cost of repair, alterations, additions, redecorating and the Landlord"s expenses, the Tenant shall pay to the Landlord the amount of each monthly deficiency upon demand; and if the consideration so collected from any such reletting is more than sufficient to pay the full amount of the rent reserved herein, together with the costs and expenses of the Landlord, the Landlord, at the end of the stated term of the Lease, shall account for the surplus to the Tenant.
(e) The Tenant shall pay upon demand all the Landlord"s costs, charges and expenses, including the fees of counsel, leasing agents and others retained by the Landlord, incurred in enforcing the Tenant"s obligations hereunder as incurred by the Landlord in any litigation, negotiation or transaction in which the Tenant causes the Landlord to become involved or concerned.

(f) Tenant hereby irrevocably appoints Landlord as agent and attorney-in-fact of Tenant, to enter upon the Premises, in the event of default by Tenant in the payment of any rent herein reserved, or in the performance of any term, covenant or condition herein contained to be kept or performed by Tenant, and to remove any and all furniture and personal property whatsoever situated upon the Premises. Any property of the Tenant not removed from the Premises after the end of the term, however terminated, and any and all property which may be removed from the Premises by the Landlord pursuant to the authority of this Lease or of law, and to which the Tenant is or may be entitled, may be handled, removed or stored by Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord"s possession or under Landlord"s control. Landlord shall place such property in storage for the account of, and at the expense of Tenant, and if Tenant fails to pay the cost of storing such property after it has been stored for a period of thirty (30) days or more, Landlord may sell any or all of such property, at public or, private sale, In such manner and at such times and places as Landlord in its sole discretion may deem proper, without notice to or demand upon Tenant for the payment of any port of such charges or the removal of any of such property, and shall apply the proceeds of such sale first to the cost and expense. of such sale, including reasonable attorney"s fees; second. to the payment of the costs and charges of storing any property; third, to the payment of any other sums of money which may then or thereafter be due to Landlord from Tenant under any of the terms hereof; and, fourth, the balance, if any, to Tenant. The removal and storage of Tenant"s property, as above provided, shall not constitute a waiver of Landlord"s lien thereon.

(g) If the term of any lease, other than this Lease, made by the Tenant for any premises in the Buildings shall be terminated or terminable after the making of this Lease because of any default by the Tenant under such, other lease, such fact shall empower the Landlord, at the Landlord"s sole option, to terminate this Lease by notice to the Tenant.
(h) The Landlord may resort to Any one or more of such remedies or rights, and adoption of one or more such remedies or rights shall not necessarily prevent the enforcement as others concurrently or thereafter.

LANDLORD"S RIGHT TO CURE DEFAULTS: All agreements and provisions to be performed by Tenant under any of the terms of this Lease shall be at its sole cost and expense and without any abatement of rental. If Tenant shall fail to pay any sum of money, other than rental, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed

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hereunder and such failure shall continue for thirty (30) days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant"s part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary incidental costs shall be deemed additional rent hereunder and shall be payable to Landlord on demand, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of rental.
1?, ATTORNEY"S FEES. If, as a result of any breach or default in the performance of any of the provisions of this Lease, Landlord or Tenant uses the services of an attorney in order to secure compliance with such provisions or recover damages therefor, or to terminate this Lease, or relet Tenant, the prevailing party shall be reimbursed by the other parry upon demand for any and all reasonable attorney"s foes and expenses so incurred by the prevailing party.
16. EMINENT DOMAIN: If the whole or any part of the Premises shall be acquired or condemned by Eminent Domain for any public or quasi-public use or purposes, then and in that event the term of this Lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim against Landlord or against the total award for the value of any unexpired portion of the Lease term. Tenant shall not be entitled to any part of any award that may be made for such taking, nor to any damages therefor except that the rent shall be adjusted as of the date of such termination of this Lease.

19, SUBORDINATION: This Lease, and all of the rights of the Tenant hereto, are hereby made subject and subordinate at all times to all ground or underlying leases, including any ground leases entered into by the Landlord as Tenant thereunder, and to all mortgages which may now or hereafter affect the real property of which the Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lease, Landlord, or mortgagee. Tenant shell execute within fifteen (15) days from receipt of written request from Landlord any certificate confirming such subordination that the Landlord may request. Tenant hereby constitutes and appoints Landlord the Tenant"s attorney-in-fact, Irrevocably, to execute and deliver such certificate or certificates for and on behalf of the Tenant. In the event such ground or underlying lease is terminated or such mortgage is foreclosed or title conveyed to the mortgagee $n lieu of foreclosure, then at the sole option of the then fee owner, Tenant will attorn to the then fee owner.
20. NO MERGER: The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord terminate all or any existing subleases or subtenancies, or may at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.
21. SALE: In the event the original Landlord hereunder, or any successor owner of the Office Center, shall sell or convey the Office Center, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agree to attain to such new owner.

22. SECURITY DEPOSIT: Tenant has deposited with Landlord the sum as specified in the Basic Lease Information which is an amount equal to seven months Base Rent together with sales tax thereon, as security for the faithful performance and observance by Tenant, of the terms, provisions and conditions of this tease. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent, or any other sum as to which Tenant is in default`, or for any sum which Landlord may expend or may be required to expend by reason of Tenant"s default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to,

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any damages or deficiency in the reletting of the Premises, whether such damages or deficiency accrued before or after summary proceedings, or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this amount equal to one seventh of the security shall be applied against the rent due for the last six months of the lease term and the balance of six (6) months the security shall be returned to Tenant, without interest, after the date fixed as the end of the Lease, after delivery of entire possession of the Premises to Landlord. In the event of a sale of the land and building, of which the Premises form a part, hereinafter referred to as the Building, or leasing of the Building, Landlord shall have the right to transfer the security to the vendee or lessee, and Landlord shall thereupon be released by Tenant from all liability for the return of such security and Tenant agrees to look to the new Landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber, or attempt to assign or encumber, the moneys deposited herein as security, and that neither Landlord, nor its successors or assigns, shall be bound by any such assignment, encumbrance, attempted assignment, or attempted encumbrance. In the event of any bankruptcy or other proceeding against Tenant, it is agreed that all such security deposit held hereunder shall be deemed to be applied by Landlord to rent, sales tax and other charges due to Landlord, for the last month of the lease term, and each preceding month, until such security deposit is fully applied. No trust relationship is created herein between Landlord and Tenant with respect to the deposit.
23. WAIVER: The waiver by Landlord of any agreement, condition or provision herein contained, shall not be deemed to be a waiver Of any subsequent breach of the same, or any other agreement, condition or provision herein contained, nor shall any custom or practice which may develop between the parties in the administration of the terms hereof be construed to waive or to lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with said terms. The subsequent acceptance of rental hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of an agreement, condition or provision of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord"s knowledge of such preceding breach at the time of acceptance of such rental.

24. NOTICES: All notices and demands which may or are required to be given by either party to the other hereunder, shall be in writing and shall be deemed to have been fully given when hand delivered or deposited in the United States mail, certified or registered, return receipt requested, postage prepaid, and addressed as follows: to Landlord at the address specified in the Basic Lease Information, or to such other place as Landlord may from time to time designate in a notice to Tenant; in the case of Tenant, at the address specified in the Basic Lease Information or to such other place as Tenant may from time to time designate in a notice to Landlord. Tenant hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder, the person in charge of or occupying the Premises at the time, and, if no person shall be in charge or occupying the same, then such service may be made by attaching the same on the main entrance of the Premises.

25. ESTOPPEL CERTIFICATE: At any time and from time to time, upon written request by Landlord, Tenant will no later than fifteen (15) days from receipt of such request, execute, acknowledge and deliver to Landlord, a certificate certifying (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full Force and effect, as modified, and stating the date and nature of each modification), (b) the date, if any, to which rental and other sums payable hereunder have been paid, that no notice has been received by Tenant of any default which has not been cured, except as to defaults specified in said certificate, and (d) such other matters as may be reasonably requested by Landlord. Any such certificate may be relied upon by a prospective purchaser/mortgagee of the Office Center or any part thereof.

26. NO LIGHT, AIR OR VIEW EASEMENT: Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to

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the Buildings shall in no way affect this Lease or impose any liability on Landlord.
27. OTHER EASEMENTS: It is expressly agreed that Tenant does not acquire any right or easement of the use of any door or passageway in any portion of the Office Center, or in any area adjoining such Office Center, except the easement o! necessity for ingress and egress, if any, in the doors and passageway directly connecting with Premises, provided however, it is expressly agreed that the Landlord shall have the right to close or obstruct any door or passageway into or from or connecting with the Premises and to interfere with the use thereof, whenever Landlord deems it necessary to affect alterations or repairs thereto or in and about any Preemies adjoining such doors or passageways. Landlord reserves the right to use, install, maintain and repair pipes, ducts and conduits within the walls, columns and ceilings of the Premises.

28. HOLDING OVER: It, without prior written consent of Landlord, Tenant or any approved assignee or sublessee holds possession of the Premises after expiration of the term of this Lease such shall be a Tenancy at sufferance. Acceptance by Landlord of rent after such termination shall not constitute a renewal of this Lease or a consent to such Tenancy nor shall it waive Landlord"s right of re-entry, any other right contained herein or any rights provided by the Laws of Florida.
29. LANDLORD"S LIEN: As security for Tenant"s payment of rent, damages and all other payments required to be made by this Lease, Tenant hereby grants to Landlord a lien upon all property of Tenant now or subsequently located upon the Premises. If Tenant abandons or vacates any substantial portion of the Premises, or is in default in the payment of any rentals, damages or other payments require to be made by this Lessee,
Landlord may toke any action it deems necessary, and may be available to it in the Stare of Florida. The proceeds of the sale of the personal property shall be applied by Landlord toward the cost of the sale and then toward the payment of all sums then due by Tenant to Landlord under the terms of this Lease.
UNIFORM COMMERCIAL CODE: To the extent, if any, this Lease grants
Landlord any lien or lien rights greater than provided by the laws Of the State of Florida pertaining to "Landlord"s Liens," this Lease is intended AS and constitutes a security agreement within the meaning of the Uniform Commercial Code. Landlord, in addition to the rights prescribed in this Lease, shall have a lien upon and interest in Tenant"s property now or hereafter located upon the Premises which grants Landlord a Security interest, as that term Is defined, under this state"s Uniform Commercial Code to secure the payment to Landlord of the various amounts provided in this Lease. The Tenant agrees to and shall execute and deliver to Landlord such "Financing Statements" and such further assurances as Landlord may, from time to time consider necessary to create, perfect and preserve the lien described and all additions, substitutions, replacement and accessions thereto, and all proceeds of its or their sale or other disposition. The Landlord, at the expense of Tenant, may cause such Financing Statements and assurances to be recorded and re-recorded, filed and re-filed, ant renewed or continued, at such times and places as may be required or permitted by law to create, perfect and preserve such liens. In the event Tenant fails to promptly execute and return to Landlord such Financing Statements as Landlord may require to create, preserve and perfect its lien, Tenant shall and does hereby designate Landlord to act as Tenant"s agent for the sole and limited purpose of executing such Financing Statements and any such execution by Landlord pursuant to this Lease shall be effective and binding upon Tenant as though executed originally by Tenant.
Tenant"s designation of Landlord as agent hereunder shall not be subject to revocation until this Lease is terminated.

31. INSURANCE. Tenant hereby agrees to maintain in full force and effect at all times during the term of this Lease, at its own expense, for the protection of Tenant and Landlord, as their interest may appear, policies of insurance issued by a responsible carrier or carriers acceptable to Landlord which afford the following coverage"s:

(a)     Comprehensive General Liability Insurance - Not less than
S$1,000,000.00.  Combined           Single Limit for both bodily injury and
property damage.


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Fire and Extended Coverage, Vandalism and Malicious Mischief, Sprinkler
Leakage (where applicable) insurance, to cover all of Tenant"s stock in trade, fixtures, furniture, Furnishings, removable floor coverings, trade equipment, signs and all other decorations placed by Tenant in or upon the Premises.

Worker"s Compensation if required by Florida statutes.

(d)     Employer"s Liability - Not less than $100,000.00.

Tenant shall deliver to Landlord at least thirty (30) days prior to the time such insurance is first required to be carried by Tenant, and thereafter, at least thirty (30) days prior to expiration of such policy, Certificates of Insurance evidencing the above coverage with limits not less than those specified above. Such Certificates shall name Landlord, its subsidiaries, directors, agents and employees as additional insureds and shall expressly provide that the interest of same therein shall not be affected by any breach by tenant of any policy provision for which such Certificates evidence coverage. Further, all Certificates shall expressly provide that no less than thirty (30) days prior written notice shall be given Landlord in the event of material alteration to, or cancellation of, the coverages evidenced by such Certificates. At the time of delivery of the Certificates of Insurance, certified copies of policy endorsements showing Landlord as an additional insured shall also be delivered.
A FAILURE TO PROVIDE SUCH INSURANCE COVERAGE
SHALL DE DEEMED A DEFAULT IN THIS LEASE

If, on account of the failure of Tenant to comply with the foregoing provisions, Landlord is adjudged a co-insurer by it's insurance carrier, then any loss or damage Landlord shall sustain by reason thereof, shall be borne by Tenant and shall be immediate!" paid by Tenant upon receipt of a bill thereof and evidence of such loss.
Landlord makes no representation that the limits of liability specified to be carried by Tenant, under the terms of this Lease, are adequate to protect Tenant, and in the event Tenant believes that any such insurance coverage called for under this Lease is insufficient, Tenant shall provide at Its own expense, such additional insurance as Tenant deems adequate.
Landlord shall at all times during the term of this Lessee, maintain a policy or policies of insurance, issued by and binding upon some solvent insurance company, insuring the Office Center against loss or damage by fire, explosion or other hazards and contingencies for the full insurable value, provided that Landlord shall not be obligated to insure any furniture, equipment, machinery, goods or supplies not covered by this Lease which Tenant may bring or obtain upon Premises, or any additional improvements which Tenant may construct on the Premises. Landlord reserves the right to self-insure such Office Building, The premium cost of such policy, or policies, or the equivalent in the event of self-insurance, shall be an Operating Expense.
Anything in the Lease to the contrary notwithstanding, Landlord and Tenant hereby waive and release each other of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Premises, the Office Center, improvements to the Office Center, of which the Premises are a part, personal property (building contents) within the Office Center, any furniture, equipment, machinery, goods or supplies not covered by this Lessee which Tenant may bring or obtain upon the Premises, or any additional improvements which Tenant may construct on the Premises, by reason of fire, the elements or any other cause which could be insured against, under the terms of standard fire and extended coverage insurance policies, regardless of cause or origin, including negligence of Landlord or Tenant and their agents, officers and employees. Because this paragraph will preclude the assignment of any claim mentioned in it by way of subrogation (or otherwise) to an insurance company (or any other person), each party to this Lease agrees immediately to give to each insurance company, written notice of the terms of the mutual waivers contained in this paragraph, and to have the insurance policies properly endorsed, {f necessary, to prevent the invalidation of the insurance coverage by reason of the mutual waivers contained in this para-
-14-




graph Tenant also waives and releases Landlord, its agents, officers and employees, of and from any and all rights of recovery, claim, action or cause of action which Tenant has against Landlord for any lose or damage insured against under any other policies of insurance carried by Tenant. 1
32, QUIET ENJOYMENT: Tenant shall and may peaceably have, hold and enjoy the Premises subject to the terms of this Lease, provided Tenant pays the rentals herein reserved and performs all of the covenants and agreements herein contained.
33. COMPLETE AGREEMENT: There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease. There are no representations between Landlord and Tenant other than those contained in this Lease and all reliance with respect to any representations is solely upon such representations.

34. Revisions OF LEASE AND BUILDING: This Lease shall not be altered, changed or amended except by an instrument in writing signed by both parties hereto. No alterations, changes or amendments by Landlord shall be valid or binding unless executed by an authorized signatory. Landlord may at any time change the name or number of the Office Center, remodel or alter the same, or the location of any entrance thereto, or any other portion thereof not occupied by Tenant, And the same shall not constitute a constructive or actual, total or partial eviction.
35. BROKERAGE INDEMNITY: Tenant warrants that it has had no dealings with any broker or agent in connection with this Lease other than THE ALLEN MORRIS COMMERCIAL REAL ESTATE SERVICES COMPANY and the Co-Broker (if any) set forth in the Basic Lease Information and covenants to pay, hold harmless and indemnify Landlord from and against any and all costs, expenses or liability for any compensation, commissions, and charges claimed by any other broker or agent (other than the broker(s) identified above) with respect to this Lease,or the negotiation thereof with whom Tenant had dealings.

36. RELOCATION OF TENANT: Landlord reserves the right after the execution, or during the term of this Lease, at its sole cost and expense, to remove the Tenant from the Premises and relocate Tenant in some other space of Landlord"s choosing of approximately the same dimensions and size within the office Center which other space shall be decorated by Landlord at Landlord"s expense and in its direction to use such decorations and materials from the existing Premises, or other materials, so that the space in which Tenant is relocating shall be comparable in its interior design and decoration to the Premises from which Tenant Is removed; provided however, that the Landlord exercises its election to remove and relocate the Tenant in other space within the Office Center, which is at that time leasing for a higher rental rate, then Tenant shall not be required to pay the difference between the then rent of the Premises and the higher rental rate of the space in which Tenant is relocated; provided further, that if Tenant is removed and relocated in other space within the Office Center which is then leasing at a rental rate less than the rental rate of the Premises at that time, Tenant"s rent shall be reduced to the rental rate then being charged for the space in which Tenant has been relocated. Tenant, by the execution of this Lease, acknowledges the foregoing right of Landlord, and no rights herein granted to Tenant, including, but not limited to, the right of peaceful and quiet enjoyment, shall be deemed or construed to have been breached or interfered with by reason of Landlord"s exercise of the right herein reserved in this Section 36. In the event of the removal and relocation of Tenant, Landlord"s sole obligation shall be the actual cost of relocating and decorating the space in which Tenant is relocated, and Tenant agrees that Landlord"s exercise of its election to remove and relocate Tenant shall not terminate the Lease, or release the Tenant in whole or in part from Tenant"s obligation to pay rents ant perform the covenants and agreements hereunder for the full term of this Lease.
37. ADMINISTRATIVE CHARGES: In the event any check, bank draft or negotiable instrument given for any money payment hereunder shall be dishonored at any time and from time to time, for any reason whatsoever not attributable to Landlord, Landlord shall be entitled, in addition to any other remedy that may be available, to make an administrative charge of $25.00.

-15-
CORPORATE AUTHORITY: If Tenant signs as a corporation, each of the persons executing this Lease, on behalf of Tenant, does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified, to do business in Florida, that the corporation has full rights and authority to enter into this Lease, and that each and both of the persons signing on behalf of the corporation were authorized to do so.

PARKING: Tenant is hereby granted the non-exclusive privilege to use the parking spaces in the parking lot of the building in which the Premises is located for itself and its employees and business clients. Tenant shall abide by all rules and regulations as concerns the use of the aforementioned parking area as may now exist or as may hereinafter be promulgated by the Landlord, and a violation of this clause and/or the rules referred to above shall constitute, upon reasonable notice to Tenant, at the option of Landlord, a default by the Tenant in the terms, conditions and covenants of this Lease or Landlord shall have the right to revoke Tenant"s parking privileges provided by this paragraph and such revocation shall not affect any other rights, duties or obligations as provided for in this Lease.

MECHANICS" LIENS PROHIBITED: Notwithstanding any contrary provision herein, any provision which might be interpreted to be to the contrary or any consents given by Landlord to Tenant, Tenant is prohibited from creating any liens against Landlord"s interest in the Office Center. THE INTEREST OF THE LANDLORD SHALL NOT BE SUBJECT TO LIENS FOR IMPROVEMENTS MADE BY THE TENANT.

LIMITATION OF LANDLORD"S LIABILITY: If Landlord shall fail to perform or observe any form, condition, covenant or obligation required to be performed or observed by it under this Lease and if Tenant shall, as a consequence thereof, recover a money Judgment against Landlord, Tenant agrees that it shall Look solely to Landlord"s right, title and interest in and to the Office Center for the collection of such Judgment: and Tenant further agrees that no other assets of Landlord shall be subject to levy, execution or other process for the satisfaction of Tenant"s judgment and the: Landlord shall not be liable for any deficiency. Upon the transfer of the title to the fee of the leased Premises the Landlord shall be automatically freed and relieved from all personal liability with respect to the breach of any covenant or obligation on the part of Landlord to be kept which breach occurs subsequent to the transfer of such fee ownership.

42. MISCELLANEOUS: The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. Time Is of the essence of this Lease, and each and all of its provisions. Submission of this instrument for examination or signature by" Tenant does not constitute a reservation of or option for Lease, and is not effective as a Lease, or otherwise, until execution and delivery by both Landlord and Tenant. the agreements, conditions and provisions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto. Tenant shall not, without the written consent of Landlord, use the words "Glades Twin Plaza or the name of the Buildings for any purpose other than as the address of the business to be conducted by Tenant in the Premises. If any provision of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease, and all such other provisions shall remain in full force and effect. This Lease shall be governed by and construed pursuant to the laws of the State of Florida. The captions used herein are provided only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease nor the intent of any provisions thereof.

EXHIBITS: The exhibit(s) and addendum, if any, specified in the Basic Lease Information are attached to this Lease, and by this reference made part hereof.

43. RADON NOTICE: As required by section 406.056 of Florida Statutes the following warning is given:
RADON GAS: Radon Is a naturally occurring radioactive gas, that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are
-16 -

exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regardIng radon and radon testing may be obtained from your county public health unit.
IN WITNESS WHEREOF, the parties have executed this Lease on the respective dates indicated below:
WITNESSES:                                 LANDLORD - GLADES TWIN PLAZA
By: The Allen Morris Commercial Real Estate Services Company, not individually, but solely as Management and Leasing Broker for Landlord


/S/ Lorraine H. Mongeon                                      /S/   Paul L.
White
/S/ Everest Parish                                     Paul L. White,
President

                                 Attest:/S/  Mary E. McEwen

                             Mary E. McEwen

                       Assistant Secretary



(Corporate Seal)
Date of Execution /by Landlord: 11/16/93

TENANT: Earth Care Products of America, Inc.,             a Florida Corporation


Nancy K Farrow        By: /S/ David A. Farrow
K. Praul             David A.Farrow
               Its:  President





(Corporate Seal)
Date of Execution  10/18/93












-17-



EXHIBIT "A".
Legal  Description

That portion of the Southeast one-quarter of Section 14, Township 47 South, Range 42 East, Palm Beach County, Florida, described as follows:

Commencing at the Southeast corner of said Section 14; thence South 88* 44"00" West, along the South boundary of Section 14, a distance of 2503.16 feet to the East right-of-way line of State Road 808 (a 100 foot right-of-way; thence North 00"04"00" East along said right-of-way, a distance of 496.66 feet to the Point of beginning of land herein to be described; thence continuing along the last mentioned course, & distance of 350.00 feet; thence South 87*50"24" East, a distance of 200 feet; thence North 00* 604"00" East, a distance of 196.40 feet to the South right-of-way of Boca Raton West Road (State Road 808) as shown on Department. of Transportation Map, Sheet 4 of 4, dated 4/8/75 thence South 80* 40"40" East, along said South right-of-~way line, a distance of 399.72 feet; thence South 00*04"00" West, a distance of 553.18 feet; thence North 87*50"24" West, a distance of 599.51 feet, to the Point of Beginning.
TOGETHER WITH
Those two, portions of said Southeast Quarter of Section 14 that lie between the West line of the above described premises fronting on State Road 808 (66 feet wide) and the present right-of-way line and between the North line of the above described premises fronting on Boca Raton West Road (80 feet wide) and the present right-of-way line, EXCEPT, HOWEVER, that portion of the Southeast Quarter of said Section 14 that lies between the North line of the property excepted and reserved to the Grantor hereof fronting on Boca Raton West Road (80 feet wide) and the present right-of-way line.
LESS AND EXCEPT the following described property:
Commencing, at the Southeast corner of said Section 14; thence South 88*44"00"" West, along the South boundary of said Section 14, a measured distance of 1905.22 feet to a point, thence North 00* 04"00" East, a distance of 794.73 feet to thee Point of Beginning; thence North 88* 35"39" West, a distance of 199.98 feet to a point; thence North 00*04"00" East, a distance of 218.48 feet to a poinT, said point being on the South right-of-way line of State Road 808 thence South 87*50"24" East along the South right-of-way line of State Road 808, a distance of 13.85 feet to a point of curvature of a circular curve to the left; thence continue along the arc of said curve which has a radius of 6,782.96 feet, a distance of 76.12 feet to a point of tangency: Thence South 88*35"39" East along the South right-of-way line of said State Road
808, a distance of 110.03 feet; thence South 00*04"00" West, a distance of 217.8 feet to thee Point of Beginning of this description.

ADDENDUM

ATTACHED TO and made a part of the Lease Agreement dated 10/18, 1993, by and between Glades Twin Plaza, a registered fictitious name, as LANDLORD and Earth Care Products of America, Inc., a Florida Corporation, as TENANT, covering approximately 2,470 rentable square feet of office space known as Suite 440 of the west Tower of the building known as Glades Twin Plaza located at 2300 Glades Road, Boca Raton, Florida.
45.. Section 3, Paragraph (a), Subparagraph (i) (Base Rent) of the within Lease shall be amended by adding the following:
TENANT agrees to pay LANDLORD a total "Base Rent" of One Hundred Sixteen Thousand Ten Dollars and 48/100 ($116,010.48) without any offset or deduction whatsoever, in lawful (legal tender for public or private debts) money of the United State of America, at the management office of the building or elsewhere as designated from time to time by LANDLORD"S written notice to TENANT. Said Base Rent for the 2,470 square feet shall be paid in accordance with the following schedule:
        Dates  Monthly Base Rent    Total Base Rent

12/01/93 -     $1,749.58     $  20,994.96
11/30/94

12/01/94 -    $ 1,837.06     $  22,044.72

11/30/95
12/01/95 -    $1,928.91      $ 23,146.92
11/30/96

12/01/96 -    $2,025.36      $  24,304.32
11/30/97
12/01/97_     $ 2,196.63     $  25,519.56

               _____________

$ 116,030.48

46. HAZARDOUS SUBSTANCES

(a) Prohibition on Placement or Disposal. Tenant shall not permit to remain in, incorporate into, use, or otherwise place or dispose of at the Premises or in the Building or Office center any toxic or hazardous materials unless (i) such materials are in small quantities, properly labeled and contained; (ii) such materials are handled and disposed of in accordance with the highest accepted industry standards for safety, storage, use and disposal; (iii) such materials are for use in the ordinary course of business (i.e., as with office or cleaning supplies):
(iv) notice of and a copy of the current material safety data sheet is provided to Landlord for each such hazardous or toxic material; and (v) such materials are handled and disposed of in accordance with all applicable governmental laws, rules, and regulations. If Tenant ever has knowledge of the presence in the Premises or the Building or the office Center of toxic or hazardous materials, Tenant shall . notify Landlord thereof in writing promptly after obtaining such knowledge. For purposes of this Lease, hazardous or toxic materials shall mean hazardous or toxic chemicals or any materials containing hazardous or toxic chemicals at levels or concentrations which cause such materials to be classified as hazardous or toxic as then prescribed by the prevalent industry practice and standards, or as set from time to time by EPA or OSHA, or as defined under 29 CFR 1910 or 29 CFR 1925, or other applicable federal, state, local, or other governmental laws, rules or regulations,

Page 1 of 2
(b) Tenant"s Covenants to Remove. If Tenant or its employees, agents, or contractors shall ever violate the provisions of Paragraph (a) above, or if Tenants acts, negligence, breach of this provision, or business operations directly and materially expand the scope of any contamination of the Premises, the Building, or the Office Center from toxic or hazardous materials then Tenant shall clean up, remove, and dispose of the material causing the violation, in compliance with all applicable governmental standards, laws, rules, and regulations, and repair any damage to the Premises or Building or Office Center within such period of time as may be reasonable under the circumstances after written notice by Landlord, provided that such work shall commence not later than thirty (30) days from such notice and be diligently and continuously carried to completion by Tenant or Tenant"s designated contractors. Tenant shall notify Landlord of its method, time, and procedure for any clean-up or removal of toxic or hazardous materials under this provision; and Landlord shall have the right to require reasonable changes in such method, time or procedure, or to require the same to be done after normal business hours or when the Building or Office Center is otherwise closed i.e., weekends or holidays).










WITNESSES:            LANDLORD GLADES TWIN PLAZA, a       registered
fictitious name
By: The Allen Morris Commercial Real Estate Services Company, not
individually, but solely as a Management and Leasing Broker for
Landlord.
/S/ Lorraine Mongeon                              By: /S/ Paul L. White
/S/ Everest Parish                                        Paul L. White,
President

Attest: /S/ Mary E McEwen
Mary E. McEwen
Assistant Secretary
(Corporate Seal)

Date of Execution 11/16/93
TENANT: Earth Care Products of America, Inc., a Florida

By: /S/ David A. Farrow
/S/ Nancy K. Farrow                                       David A. Farrow
/S/ K. Praul                                                            Title:
President_


(Corporate Seal)
Date of Execution  10/18/93